                          MARTIN CURRIE BUSINESS TRUST

                          MCBT OPPORTUNISTIC EAFE FUND
                       MCBT GLOBAL EMERGING MARKETS FUND
                        MCBT JAPAN SMALL COMPANIES FUND
                         MCBT PAN EUROPEAN MID CAP FUND

                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2002

                                  (UNAUDITED)

                              [MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
MANAGEMENT DISCUSSION AND ANALYSIS................    2

SCHEDULES OF INVESTMENTS

  MCBT Opportunistic EAFE Fund....................   10
  MCBT Global Emerging Markets Fund...............   15
  MCBT Japan Small Companies Fund.................   21
  MCBT Pan European Mid Cap Fund..................   24

STATEMENTS OF ASSETS AND LIABILITIES..............   26

STATEMENTS OF OPERATIONS..........................   27

STATEMENTS OF CHANGES IN NET ASSETS...............   28

FINANCIAL HIGHLIGHTS..............................   30

NOTES TO FINANCIAL STATEMENTS.....................   34

TRUSTEES AND OFFICERS.............................   39

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

OBJECTIVE             Capital appreciation through investment primarily in an
                      international portfolio of equity securities other than
                      securities of issuers located in the USA and Canada.

LAUNCH DATE           July 1, 1994

FUND SIZE             $68.0m

PERFORMANCE           Total return from May 1, 2002 through October 31,
                      2002

                      -  MCBT Opportunistic EAFE (excluding all            -19.7%
                      transaction fees)
                      -  Morgan Stanley Capital International (MSCI)       -17.6%
                      EAFE Index

                      Annualized total return from July 1, 1994 through October 31, 2002

                      -  MCBT Opportunistic EAFE (excluding all             +0.3%
                      transaction fees)
                      -  MCBT Opportunistic EAFE (including all             +0.2%
                      transaction fees)
                      -  Morgan Stanley Capital International (MSCI)         0.4%
                      EAFE Index
                        (From July 31, 1994 through October 31, 2002)

PORTFOLIO COMMENTS    Over the six months to October 31, 2002, the
                      Opportunistic EAFE fund fell by 19.7%. This
                      compares to a fall of 17.6% in the MSCI EAFE
                      Index.

                      Since the last reporting period, market volatility has remained extreme. Markets fell from the end of May to reach a low in mid-July. After a rally of only 18 days, markets returned to a downward trend, falling to a new low in early October.
                      Happily, the subsequent rally has been somewhat longer by November 28, the MCSI EAFE Index had recovered by 15.5% from its low on October 9.

                      The key concerns of investors have included geopolitical uncertainty, the integrity of corporate earnings, the possibility of deflation and the potential for economic recovery in 2003.
                      Perhaps the crucial question is whether the US consumer will be able to sustain a level of spending that can lead to a revival in capital expenditure and a balanced recovery in the economy.

                      Within markets, there has been significant rotation between sectors. Into any recovery, European markets have outperformed, with the "value" sectors - financials and telecoms - leading the way. In downtrends, Japan and emerging markets have tended to outperform. Meanwhile in Europe, staples have outperformed, while financials and technology have been the most vulnerable sectors.

                      In our asset allocation, we have continued to favour emerging markets at the expense of Europe.
                      Meanwhile, we maintain a neutral weighting to Japan. Within Europe, we have focused on "value".
                      This has led to sizeable overweight positions in banks, insurers and telecoms. This sector allocation negatively affected performance during
                      September's market turmoil, but since then it has been very rewarding.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

                      OUTLOOK

                      We regard the outlook for markets as finely balanced. As "the engine of world growth", the prospects for the US are critical. We believe that neither outright deflation nor a protracted recession is likely. The most likely scenario is that the US economy will continue to grow at a rate below its average for the last 10 years. This will not be sufficient for a dramatic re-rating of markets. But it should lead to a positive year for equities. Crucially, performance will be dependent on identifying companies which are managing costs effectively, taking market share and which are able to achieve some growth in revenue.

INVESTMENT MANAGER    James Fairweather spent three years with Montague
PROFILE               Loebl Stanley & Co as an institutional sales and
                      economics assistant. He moved into Eurobond sales
                      for 18 months with Kleinwort Benson before joining
                      Martin Currie in 1984. He has worked in our Far
                      East, North American and continental European
                      investment teams. Appointed a director in 1987,
                      James became head of our continental European team
                      in 1992. He was appointed deputy chief investment
                      officer in 1994 with overall responsibility for
                      our investments in emerging markets. James was
                      promoted to chief investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe         65%
Japan          21%
Pacific Basin   9%
Latin America   1%
Africa          1%
ST Investment   3%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                           % OF NET ASSETS
                            EUROPE
                            Vodafone Group                            (United Kingdom)                3.3%
                            Glaxosmithkline                           (United Kingdom)                2.8
                            Telefonica                                (Spain)                         2.5
                            Royal Bank of Scotland                    (United Kingdom)                2.3
                            Total Fina Elf                            (France)                        1.9
                            Credit Suisse Group                       (Switzerland)                   1.9
                            ING Groep                                 (Netherlands)                   1.8
                            BNP Paribas                               (France)                        1.8
                            UPM-Kymmene Oyj                           (Finland)                       1.8
                            Banco Bilbao Vizcaya Argenta              (Spain)                         1.7

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

OBJECTIVE             Capital appreciation through investment primarily in equity securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE           February 14, 1997

FUND SIZE             $314.2m

PERFORMANCE           Total return from May 1, 2002 through October 31, 2002

                      -  MCBT Global Emerging Markets Fund (excluding all transaction fees)    -22.2%
                      -  Morgan Stanley Capital International (MSCI) Emerging Markets Free     -18.9%
                         Index

                      Annualized total return from February 14, 1997 through October 31, 2002

                      -  MCBT Global Emerging Markets Fund (excluding all transaction fees)     -7.5%
                      -  MCBT Global Emerging Markets Fund (including all transaction fees)     -7.7%
                      -  Morgan Stanley Capital International (MSCI) Emerging Markets Free      -8.4%
                         Index (from February 28, 1997 through October 31, 2001)

PORTFOLIO COMMENTS    Over the six months to October 31, 2002, the
                      Global Emerging Markets Fund fell by 22.2%. By
                      comparison, the MSCI Emerging Markets Free Index
                      lost 18.9%. This represents a reversal of the
                      outperformance that we achieved in the previous
                      reporting period.

                      Market volatility has remained very high. During the period, with the rise and election of a left-wing candidate for president, Brazil came close to a financial crisis. The period also saw the large-scale terrorist attack in Bali. Both of these events affected the fund's relative performance.
                      But recently the Brazilian and Indonesian markets have shown some recovery. Our stock selection in Korea also suffered during the period. This was a result of difficulties with credit which have affected companies aligned to the domestic market the most. We have maintained positions in stocks such as CJ39 SHOPPING and KOOKMIN BANK and believe that patience will pay-off. We remain convinced that Korea will outperform the overall index and plan to add to positions closer to the elections in December. After these, we expect that monetary policy will be eased.

                      In terms of asset allocation, our main change during the period has been to reduce our allocation to smaller Asian markets. From this, we have funded a small increase in allocation to parts of emerging Europe. Thailand remains our main overweight position. But we have reduced our overweight position in Indonesia and have also taken money out of Malaysia.

                      At the stock level, we took advantage of weakness caused by the onset of the Irish referendum on EU enlargement to add to OTP BANK in Hungary. We also built a position in TEVA, the large Israeli generic pharmaceutical company, ahead of their latest set of results. In South Africa, due to the ongoing strength in the rand, we started to move the positioning of the portfolio towards financial stocks, mainly through buying STANDARD BANK.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

                      OUTLOOK
                      As heightened global uncertainty led to economic
                      downgrades, the fundamentals for emerging markets
                      deteriorated in July and August. In addition to
                      the rise in risk aversion, the excessive
                      volatility in European markets meant that they
                      outperformed emerging markets during the recent
                      bounce in the market. But we think that these
                      adverse effects will be short-lived. We believe
                      that emerging markets will continue to enjoy a
                      sustained period of outperformance. Critical to
                      that, is the ongoing reversal of financial and
                      economic imbalances in the US and Europe. The
                      Asian crisis of 1997 and the Russian default of
                      1998 means that any excesses in the asset class
                      have been dealt with in the last few years.
INVESTMENT MANAGER    Jean de Bolle joined Martin Currie as head of
PROFILE               emerging markets in January 2000 from Global Asset
                      Management where he was senior portfolio manager.
                      He had previously worked for Goldman Sachs in Hong
                      Kong, Foreign and Colonial Emerging Markets, where
                      he was deputy chief investment officer, and for
                      National Economic Research Associates.

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Basin  54%
Latin America  16%
Europe         13%
Africa          9%
Middle East     2%
Other Areas     6%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                                 % OF NET ASSETS
                            AFRICA
                            Anglo American                            (South Africa)                        2.3%

                            LATIN AMERICA
                            Telefonos de Mexico, ADR                  (Mexico)                              2.3

                            PACIFIC BASIN
                            Samsung Electronics                       (South Korea)                         6.8
                            PT Telekomunikasi Indonesia, TBK          (Indonesia)                           2.9
                            SK Telecom                                (South Korea)                         2.8
                            Kookmin Bank, ADR                         (South Korea)                         2.5
                            PTT Public                                (Thailand)                            2.3
                            Taiwan Semiconductor
                              Manufacturing, ADR                      (Taiwan)                              2.3

                            OTHER AREAS
                            Taiwan Opportunities Fund                 (Investment Companies)                2.7
                            Indian Opportunities Fund                 (Investment Companies)                2.3

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

OBJECTIVE             Capital appreciation through investment primarily in equity securities of issuers located in Japan with relatively small capitalization, which may include companies without wide market recognition.

LAUNCH DATE           August 15, 1994

FUND SIZE             $74.1m

PERFORMANCE           Total return from May 1, 2001 through October 31, 2002

                      -  MCBT Japan Small Companies Fund (excluding all transaction fees)      -15.2%
                      -  Tokyo Stock Exchange - Second Section Index                           -10.1%

                      Annualized total return from August 15, 1994 through October 31, 2002

                      -  MCBT Japan Small Companies Fund (excluding all transaction fees)       -1.2%
                      -  MCBT Japan Small Companies Fund (including all transaction fees)       -1.3%
                      -  Tokyo Stock Exchange - Second Section Index                            -7.6%
                        (from August 31, 1994 through October 31, 2002)

PORTFOLIO COMMENTS    Over the six months to October 31, 2002, the fund
                      fell by 15.2% in dollar terms. In comparison, the
                      Tokyo Stock Exchange ("TSE") - First Section fell
                      by 16.1% and the TSE Second Section by 10.1%.

                      So far in 2002, the Japanese market has been the best performing major market in dollar terms. But this outperformance has waned in recent months.
                      Investors have been concerned that recent growth in exports has slowed quite sharply and banking problems have resurfaced. Nominal GDP remains negative and deflation persists. Nevertheless, despite the economy, as restructuring continues pre-tax corporate earnings will rise by 60% this year.

                      The stockmarket has suffered from the usual unwind of cross-shareholdings and foreigners have also been sellers. Positively, as the number of share buy-backs continues to grow, Japanese companies have become net buyers.

                      The authorities have attempted to slow the market's falls. The Bank of Japan's announcement in September that they would buy the banks' equity holdings led to a change of financial regulator.
                      This was initially viewed positively. But, once again, there was disappointment due to the lack of firm, detailed action.

                      Small-caps did well in the first half of the year.
                      But they have suffered in the recent market weakness and they have regained their discount to larger-cap stocks. In addition, liquidity has disappeared from the small-cap sector.

                      In this unfavourable environment, we continue to buy companies with good and sustainable market shares and which have pricing power. With an 80% global market share in medical endoscopes, OLYMPUS
                      OPTICALIS a good example. Another is GOODWILL. It provides exposure to the growing use of temporary labour in Japan as restructuring continues.

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                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

                      OUTLOOK

                      Currently the average yield on the TSE is 1.3%.
                      This is more than the 1.0% yield of Japanese government bonds (JGBs). So far, high yielding shares have not been able to resist the fall in the stockmarket, but they may do so in future. The portfolio has a good exposure to higher-yield companies and is well placed to benefit from potential tax changes relating to dividends.

                      Once again, the market looks very cheap, and we expect to see some growth in corporate earnings next year. Were it not for overseas markets and their effect on Japan, the TSE would be higher than its current level. So we continue to believe that the TSE will trade in a relatively narrow range, with movements similar, but less dramatic, than overseas markets.

INVESTMENT MANAGER    Kevin Troup took over the management of the fund
PROFILE               from Michael Thomas in 2001. In 1995, Kevin joined
                      Scottish Life as an investment analyst on the
                      Japanese desk. He was promoted to fund manager in
                      1997. He joined Martin Currie's Japan team as an
                      investment manager in 2000, becoming a director in
                      2002.

TOP TEN HOLDINGS

                                                                                   % OF NET ASSETS
                            Capcom, 0.00%, 3/31/2009                                          3.8%
                            Olympus Optical                                                   3.3
                            Fuji Seal                                                         3.2
                            Nissin Food Products                                              2.8
                            C&S Co                                                            2.7
                            TAC                                                               2.7
                            USS, 0.00%, 9/29/2006                                             2.6
                            Ushio                                                             2.5
                            Diamond Lease                                                     2.3
                            Nissin                                                            2.3

                                                  MCBT PAN EUROPEAN MID CAP FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

OBJECTIVE             Capital appreciation through investment in equity and equity-related securities of midsized countries located in developed European countries, including the United Kingdom.

LAUNCH DATE           June 6, 2002

FUND SIZE             $67.2m

PERFORMANCE           Total return from June 6, 2002 through October 31, 2002 (not annualized)

                      -  MCBT Pan European Mid Cap Fund (excluding all transaction fees)       -14.0%
                      -  Morgan Stanley Capital International (MSCI) Pan-European Index        -15.3%
                      (from June 30, 2002 through October 31, 2002)

PORTFOLIO COMMENTS    In the period from launch on June 6, 2002 to October 31, 2002, the
                      Pan-European fund fell by 14.0%. This compares with a fall of 15.3% in the
                      MSCI Pan-European Index.

                      The Fund was launched in very weak markets, which fell by 26% from June 6,
                      2002 to their low point on October 8. The market then rebounded sharply, and the Index finished the month up 12.9% from its lows.

                      Until the recovery in the markets, outperformance was determined by three factors: defensive earnings, strong balance sheets and cheap valuations. Our fund has a high weighting in stocks such as toll roads (BRISA and ASF), construction companies with exposure to toll roads and other concessions
                      (FERROVIAL and VINCI), pure construction (WIMPEY) and tobacco (ALTADIS,
                      GALLAHER). This helped us to outperform strongly over this period. Toll roads, for example, have bond-like qualities. Because these stocks' opportunities are not widely appreciated, they offer yields of 9% to 11%, far above those of distressed corporate bonds.

                      OUTLOOK

                      Our performance is driven by stock selection. We continue to look for companies with low valuations, good growth and positive change. Such stocks, although attractive, are generally under-owned due to their smaller size. They may lag mega-cap stocks when the market rebounds such as at the end of
                      October. But, at other times, they should continue to outperform. The fund has a balance of growth, defensive and cyclical companies. Following the strong performance of the defensive companies, we have added a little to the portfolio's sensitivity to the market, by adding companies such as ASMI
                      (semi-conductors), VOLVO (trucks), IMERYS (pigments) and CONTINENTAL (tyres).

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                                                  MCBT PAN EUROPEAN MID CAP FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2002 (UNAUDITED)

INVESTMENT MANAGER    Stewart Higgins spent 18 months with a life assurance company before joining
PROFILE               Martin Currie in 1987. He worked in the UK and continental European teams before becoming a member of the new global products team in 2002. Stewart is a director and a mid-cap specialist for our European portfolios.

                      Eric Woehrling assists Stewart in managing the fund. Eric joined Stewart Ivory in 1997 where, as part of his training, he worked in the European, emerging markets, UK, private clients and administration teams. In 1999, he joined
                      Martin Currie's European team. Like Stewart, he is a mid-cap specialist.

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom  15%
Denmark          9%
Finland          9%
France          11%
Germany         14%
Other Europe    38%
ST Investment    4%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                             % OF NET ASSETS
                            EUROPE
                            Logitech
                            International         (Switzerland)                         5.4%
                            Autoroutes du Sud
                            del la France (ASF)   (France)                              5.2
                            Continental           (Germany)                             5.0
                            Autogrill             (Italy)                               4.9
                            Group 4 Falck         (Denmark)                             4.9
                            Deutsche Boerse       (Germany)                             4.8
                            Puma                  (Germany)                             4.6
                            Sampo                 (Finland)                             4.5
                            Brisa-Auto Estradas
                            de Portugal           (Portugal)                            4.5
                            Wimpey (George)       (United Kingdom)                      4.5

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS + - 95.8%
AFRICA - 0.8%
  SOUTH AFRICA - 0.8%
    HARMONY GOLD MINING                       17,000  $           228,936
    SAPPI                                     25,500              301,277
                                                      -------------------
      TOTAL SOUTH AFRICA - (COST $587,370)                        530,213
                                                      -------------------

TOTAL AFRICA - (COST $587,370)                                    530,213
                                                      -------------------
EUROPE - 63.9%
  DENMARK - 1.4%
    GROUP 4 FALCK                             39,000              958,810
                                                      -------------------
      TOTAL DENMARK - (COST $907,453)                             958,810
                                                      -------------------
  FINLAND - 1.8%
    UPM-KYMMENE OYJ                           37,850            1,225,084
                                                      -------------------
      TOTAL FINLAND - (COST $1,269,322)                         1,225,084
                                                      -------------------
  FRANCE - 8.1%
    AVENTIS                                   17,538            1,047,767
    BNP PARIBAS                               31,138            1,238,948
    THOMSON MULTIMEDIA*                       55,119            1,013,763
    TOTAL FINA ELF                             9,573            1,316,024
    VINCI                                     15,460              861,742
                                                      -------------------
      TOTAL FRANCE - (COST $6,259,195)                          5,478,244
                                                      -------------------
  GERMANY - 1.3%
    DEUTSCHE BANK                             19,714              859,215
                                                      -------------------
      TOTAL GERMANY - (COST $1,247,841)                           859,215
                                                      -------------------
  HUNGARY - 0.7%
    OTP BANK, ADR, 144A                       26,500              463,750
                                                      -------------------
      TOTAL HUNGARY - (COST $296,800)                             463,750
                                                      -------------------
  ITALY - 6.5%
    ENI                                       57,610              798,242
    RIUNIONE ADRIATICA DI SICURTA (RAS)       75,972              944,545
    T.I.M.                                   184,166              853,633
    TELECOM ITALIA                           172,541              908,883
    UNICREDITO ITALIANO                      249,737              937,897
                                                      -------------------
      TOTAL ITALY - (COST $4,670,783)                           4,443,200
                                                      -------------------
  NETHERLANDS - 8.6%
    ABN AMRO HOLDINGS                         57,197              838,307
    AEGON                                     67,306              910,638
    ING GROEP                                 74,414            1,242,147

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS + - CONTINUED
EUROPE - CONTINUED
  NETHERLANDS - CONTINUED
    KON PHILIPS ELECTRONICS                   55,867  $           999,361
    TPG                                       49,335              797,677
    VNU                                       40,396            1,082,322
                                                      -------------------
      TOTAL NETHERLANDS - (COST $7,522,191)                     5,870,452
                                                      -------------------
  PORTUGAL - 1.3%
    PORTUGAL TELECOM                         152,307              918,202
                                                      -------------------
      TOTAL PORTUGAL - (COST $1,068,156)                          918,202
                                                      -------------------
  RUSSIA - 0.9%
    AO VIMPELCOM, ADR*                         5,000              141,000
    SURGUTNEFTEGAZ, ADR                        9,000              162,000
    YUKOS, ADR                                 2,050              283,925
                                                      -------------------
      TOTAL RUSSIA - (COST $489,006)                              586,925
                                                      -------------------
  SPAIN - 5.8%
    BANCO BILBAO VIZCAYA ARGENTA             122,490            1,164,566
    BANCO SANTANDER CENTRAL HISPANO          179,741            1,099,579
    TELEFONICA                               177,303            1,678,689
                                                      -------------------
      TOTAL SPAIN - (COST $4,462,482)                           3,942,834
                                                      -------------------
  SWEDEN - 6.7%
    ASSA ABLOY, SERIES B                      85,600              843,373
    ATLAS COPCO, SERIES A                     43,800              915,530
    ELECTROLUX, SERIES B                      68,200            1,032,040
    NORDEA                                   220,000              898,155
    SKF, SERIES B                             35,300              881,971
                                                      -------------------
      TOTAL SWEDEN - (COST $5,067,680)                          4,571,069
                                                      -------------------
  SWITZERLAND - 3.1%
    CREDIT SUISSE GROUP*                      66,000            1,257,652
    ZURICH FINANCIAL SERVICES                  9,100              854,720
                                                      -------------------
      TOTAL SWITZERLAND - (COST $1,974,069)                     2,112,372
                                                      -------------------
  UNITED KINGDOM - 17.7%
    ABBEY NATIONAL                            79,000              815,131
    AVIVA                                    150,000            1,149,062
    BARCLAYS                                 132,000              912,121
    BRITISH SKY BROADCASTING*                104,890              989,618
    DIAGEO                                    63,000              709,628
    GLAXOSMITHKLINE                           99,000            1,888,214
    GUS                                       93,000              839,636
    ROYAL BANK OF SCOTLAND                    67,000            1,575,357

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS + - CONTINUED
EUROPE - CONTINUED
  UNITED KINGDOM - CONTINUED
    VODAFONE GROUP                         1,412,332  $         2,268,688
    WPP GROUP                                129,000              874,249
                                                      -------------------
      TOTAL UNITED KINGDOM - (COST $12,117,461)                12,021,704
                                                      -------------------

TOTAL EUROPE - (COST $47,352,439)                              43,451,861
                                                      -------------------
  JAPAN - 21.2%
    AEON                                      15,000              367,776
    AIFUL                                     10,050              421,598
    CANON                                     22,000              810,003
    CREDIT SAISON                             23,100              455,358
    DENSO                                     32,000              509,070
    FUJI PHOTO FILM                           13,000              357,920
    HONDA MOTOR                               16,000              572,150
    ITO - YOKADO                              13,000              404,513
    KAO                                       25,000              570,195
    LAWSON                                    21,500              532,399
    MABUCHI MOTOR                              7,000              620,372
    MARUI                                     56,000              519,106
    MILLEA HOLDINGS*                              59              439,743
    NAMCO                                     25,000              397,711
    NOMURA HOLDINGS                           39,000              447,929
    NTT                                          136              497,406
    ROHM                                       4,700              590,730
    SECOM                                     19,000              670,142
    SHIN - ETSU CHEMICAL                      24,250              746,670
    SONY                                      13,800              592,400
    SUMITOMO                                 135,000              583,920
    TAKEDA CHEMICAL INDUSTRIES                 7,000              290,229
    TDK                                       10,600              415,314
    TOPPAN PRINTING                           69,000              512,027
    TOYOTA MOTOR                              32,200              781,623
    YAMANOUCHI PHARMACEUTICAL                 30,000              733,108
    YAMATO TRANSPORT                          38,000              540,138
                                                      -------------------
      TOTAL JAPAN - (COST $16,409,426)                         14,379,550
                                                      -------------------
LATIN AMERICA - 0.8%
  MEXICO - 0.8%
    GRUPO FINANCIERO BBVA BANCOMER,
      SERIES B*                              700,000              551,616
                                                      -------------------
      TOTAL MEXICO - (COST $767,925)                              551,616
                                                      -------------------

TOTAL LATIN AMERICA - (COST $767,925)                             551,616
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS + - CONTINUED
PACIFIC BASIN - 9.1%
  AUSTRALIA - 2.3%
    BHP BILLITON                              60,637  $           326,074
    NEWCREST MINING                           85,000              276,892
    NEWS CORPORATION                          42,000              247,996
    TELSTRA                                  100,000              264,156
    WESTPAC BANKING                           57,000              449,177
                                                      -------------------
      TOTAL AUSTRALIA - (COST $1,718,557)                       1,564,295
                                                      -------------------
  HONG KONG - 1.8%
    CATHAY PACIFIC AIRWAYS                   211,000              296,236
    HANG SENG BANK                            48,800              527,146
    HUTCHISON WHAMPOA                         60,350              371,416
                                                      -------------------
      TOTAL HONG KONG - (COST $1,306,288)                       1,194,798
                                                      -------------------
  INDONESIA - 0.6%
    PT TELEKOMUNIKASI INDONESIA, TBK       1,335,000              444,759
                                                      -------------------
      TOTAL INDONESIA - (COST $338,226)                           444,759
                                                      -------------------
  MALAYSIA - 0.5%
    MALAYAN BANKING                           83,000              180,197
    RESORTS WORLD                             75,000              177,632
                                                      -------------------
      TOTAL MALAYSIA - (COST $397,704)                            357,829
                                                      -------------------
  SOUTH KOREA - 2.9%
    HANA BANK                                 22,000              280,507
    KOOKMIN BANK, ADR                          3,400              109,990
    KOOKMIN BANK                               8,570              284,382
    KOREAN AIR*                               24,500              284,348
    POSCO                                      2,594              242,757
    SAMSUNG ELECTRONICS                        1,080              304,536
    SK TELECOM                                 2,390              439,518
                                                      -------------------
      TOTAL SOUTH KOREA - (COST $2,295,243)                     1,946,038
                                                      -------------------
  THAILAND - 1.0%
    BANGKOK BANK*                            375,000              532,437
    SIAM COMMERCIAL BANK*                    246,200              149,203
                                                      -------------------
      TOTAL THAILAND - (COST $660,479)                            681,640
                                                      -------------------

TOTAL PACIFIC BASIN - (COST $6,716,497)                         6,189,359
                                                      -------------------

TOTAL COMMON STOCKS - (COST $71,833,657)                       65,102,599
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                            SHARES           VALUE
                                            ------           -----
PREFERRED STOCKS+ - 1.5%
EUROPE - 1.5%
  GERMANY - 1.5%
    PORSCHE                                    2,189  $         1,048,161
                                                      -------------------
      TOTAL GERMANY - (COST $988,980)                           1,048,161
                                                      -------------------

TOTAL EUROPE - (COST $988,980)                                  1,048,161
                                                      -------------------

TOTAL PREFERRED STOCKS - (COST $988,980)                        1,048,161
                                                      -------------------

                                          PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 2.7%
    REPURCHASE AGREEMENT WITH STATE
    STREET BANK AND TRUST, 0.850%,
    11/01/2002 (A)                        $1,842,000            1,842,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $1,842,000)                 1,842,000
                                                      -------------------
TOTAL INVESTMENTS - (COST $74,664,637) - 100.0%                67,992,760
OTHER ASSETS, LESS LIABILITIES - 0.0%                              (3,315)
                                                      -------------------
NET ASSETS - 100.0%                                   $        67,989,445
                                                      ===================

*    Non-income producing security.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The repurchase agreement, dated 10/31/2002, due 11/1/02 in the amount of $1,842,043, is collateralized by United States Treasury Bonds, 8.500% due 02/15/2020 with a market value of $1,879,932.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Air Travel 0.9%, Automobiles 4.3%, Banks 19.6%, Building and Construction 2.5%, Business Services 2.7%, Chemicals 2.6%, Conglomerates 0.6%, Diversified 0.9%, Drugs & Health Care 4.3%, Electrical Equipment 0.9%, Electronics 6.7%, Financial Services 6.4%, Food & Beverages 1.0%, Forest Products 1.8%, Household Products 2.4%, Industrial Machinery 2.6%, Insurance 6.3%, Leisure Time 0.8%, Mining 1.2%, Oil & Gas 3.8%, Paper 0.4%, Photography 1.7%, Publishing 2.7%, Retail 2.6%, Retail Trade 1.4%, Steel 0.4%, Telecommunications 13.8%, and Transportation 2.0%.
ADR  American Depositary Receipts

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                              SHARES             VALUE
                                              ------             -----
COMMON STOCKS AND WARRANTS+ - 95.5%
AFRICA - 9.4%
  SOUTH AFRICA - 9.4%
    ANGLO AMERICAN                               555,400  $         7,284,846
    HARMONY GOLD MINING                          466,800            6,286,318
    IMPALA PLATINUM HOLDINGS                      59,301            3,414,075
    ISCOR                                      1,300,000            3,006,758
    KUMBA RESOURCES                              425,000            1,489,362
    SAPPI                                        198,558            2,345,917
    SASOL                                        162,500            1,777,534
    STANDARD BANK GROUP                        1,300,000            3,833,292
                                                          -------------------
      TOTAL SOUTH AFRICA - (COST $29,468,052)                      29,438,102
                                                          -------------------

TOTAL AFRICA - (COST $29,468,052)                                  29,438,102
                                                          -------------------
EUROPE - 12.9%
  CROATIA - 0.7%
    PLIVA D.D., GDR, 144A                        101,000            1,215,535
    PLIVA D.D., GDR                               83,500            1,010,350
                                                          -------------------
      TOTAL CROATIA - (COST $2,028,841)                             2,225,885
                                                          -------------------
  CZECH REPUBLIC - 0.2%
    CESKE RADIOKOMUNIKACE, GDR                    99,360              621,000
                                                          -------------------
      TOTAL CZECH REPUBLIC - (COST $1,895,554)                        621,000
                                                          -------------------
  HUNGARY - 2.2%
    MATAV, ADR                                    91,758            1,425,002
    OTP BANK, ADR, 144A                          313,075            5,478,812
                                                          -------------------
      TOTAL HUNGARY - (COST $5,821,481)                             6,903,814
                                                          -------------------
  POLAND - 1.9%
    BANK PEKAO                                    60,860            1,454,411
    BANK ZACHODNI, WBK                            78,407            1,402,386
    POLSKI KONCERN NAFTOWY ORLEN, GDR,
      144A                                       336,000            3,192,000
                                                          -------------------
      TOTAL POLAND - (COST $5,403,361)                              6,048,797
                                                          -------------------
  RUSSIA - 6.0%
    AO VIMPELCOM, ADR*                           138,000            3,891,600
    LUKOIL, ADR                                   43,300            2,831,820
    SURGUTNEFTEGAZ, ADR                          227,900            4,102,200
    UNIFIED ENERGY SYSTEM, ADR                   210,000            2,293,200
    YUKOS, ADR                                    41,300            5,720,050
                                                          -------------------
      TOTAL RUSSIA - (COST $14,565,100)                            18,838,870
                                                          -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                              SHARES             VALUE
                                              ------             -----
COMMON STOCKS AND WARRANTS+ - CONTINUED
EUROPE - CONTINUED
  TURKEY - 1.9%
    EREGLI DEMIR VE CELIK FABRIKALARI
      TAS (ERDEMIR)*                         259,000,000  $         2,702,743
    HACI OMER SABANCI HOLDING                559,999,986            1,552,773
    TURKIYE GARANTI BANKASI                1,583,495,550            1,770,456
                                                          -------------------
      TOTAL TURKEY - (COST $8,237,765)                              6,025,972
                                                          -------------------

TOTAL EUROPE - (COST $37,952,102)                                  40,664,338
                                                          -------------------
LATIN AMERICA - 13.8%
  BRAZIL - 4.5%
    BRASIL TELECOM PARTICIPACOES, ADR            129,800            3,621,420
    COMPANHIA SIDERURGICA NACIONAL
      (CSN)#                                 253,941,596            2,634,351
    COMPANHIA VALE DO RIO DOCE, ADR*              92,600            2,440,010
    COMPANHIA VALE DO RIO DOCE SPON,
      ADR*                                        65,000            1,657,500
    EMBRAER AIRCRAFT, ADR                        240,000            3,763,200
                                                          -------------------
      TOTAL BRAZIL - (COST $16,282,115)                            14,116,481
                                                          -------------------
  MEXICO - 9.3%
    AMERICA MOVIL, ADR, SERIES L                 284,850            3,828,384
    CEMEX, ADR                                    75,000            1,520,250
    COCA-COLA FEMSA, ADR                          80,000            1,670,400
    GRUPO FINANCIERO BANCOMER,
      SERIES B*                                5,800,000            4,570,528
    GRUPO FINANCIERO BANORTE                   1,660,000            3,695,429
    GRUPO MODELO, SERIES C                       780,000            1,996,868
    GRUPO TELEVISA, ADR*                          56,000            1,573,600
    TELEFONOS DE MEXICO, ADR                     234,250            7,144,625
    WAL-MART DE MEXICO, SERIES V               1,263,653            3,155,398
                                                          -------------------
      TOTAL MEXICO - (COST $32,728,522)                            29,155,482
                                                          -------------------

TOTAL LATIN AMERICA - (COST $49,010,637)                           43,271,963
                                                          -------------------
MIDDLE EAST - 1.8%
  ISRAEL - 1.8%
    CHECK POINT SOFTWARE TECHNOLOGIES*           116,043            1,600,233
    TEVA PHARMACEUTICAL INDUSTRIES                24,000            1,767,601
    TEVA PHARMACEUTICAL INDUSTRIES, ADR           31,000            2,400,330
                                                          -------------------
      TOTAL ISRAEL - (COST $6,987,416)                              5,768,164
                                                          -------------------

TOTAL MIDDLE EAST - (COST $6,987,416)                               5,768,164
                                                          -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                              SHARES             VALUE
                                              ------             -----
COMMON STOCKS AND WARRANTS+ - CONTINUED
OTHER AREAS - 6.2%
  INDIA - 1.1%
    INFOSYS TECHNOLOGIES, 144A, EUROPEAN
      STYLE CALL WARRANTS*^                       21,130  $         1,655,009
    RELIANCE, 144A, EUROPEAN STYLE CALL
      WARRANTS*^                                 336,000            1,853,007
                                                          -------------------
      TOTAL INDIA - (COST $3,468,788)                               3,508,016
                                                          -------------------
  INVESTMENT COMPANIES - 5.1%
    INDIAN OPPORTUNITIES FUND* (A)             1,111,326            7,301,411
    TAIWAN OPPORTUNITIES FUND* (B)               825,723            8,397,603
    THE CHINA HEARLTAND FUND^ (B)                 29,738              215,898
                                                          -------------------
      TOTAL INVESTMENT COMPANIES - (COST $17,627,927)              15,914,912
                                                          -------------------

TOTAL OTHER AREAS - (COST $21,096,715)                             19,422,928
                                                          -------------------
PACIFIC BASIN - 51.4%
  CHINA - 3.0%
    CHINA MOBILE (HONG KONG)*                  2,000,000            4,923,487
    DENWAY MOTORS                              4,900,000            1,523,524
    TPV TECHNOLOGY                             9,060,000            2,991,211
                                                          -------------------
      TOTAL CHINA - (COST $10,865,307)                              9,438,222
                                                          -------------------
  INDONESIA - 3.7%
    PT GUDANG GARAM, TBK                       2,878,000            2,229,437
    PT TELEKOMUNIKASI INDONESIA, TBK          27,661,000            9,215,338
                                                          -------------------
      TOTAL INDONESIA - (COST $12,145,782)                         11,444,775
                                                          -------------------
  MALAYSIA - 4.9%
    HONG LEONG BANK BERHARD                    1,700,000            2,192,105
    MALAYAN BANKING                            2,060,000            4,472,369
    MALAYSIAN RESOURCES*                      10,450,000            2,777,500
    RESORTS WORLD                              2,475,000            5,861,842
                                                          -------------------
      TOTAL MALAYSIA - (COST $14,364,688)                          15,303,816
                                                          -------------------
  SOUTH KOREA - 22.2%
    CJ39 SHOPPING                                 53,767            2,241,207
    DAISHIN SECURITIES                           226,460            3,054,017
    HANA BANK                                    240,000            3,060,074
    HYUNDAI MOTORS                               202,760            5,129,074
    KOOKMIN BANK, ADR                            243,839            7,888,192
    KOREA TOBACCO & GINSENG, GDR                 490,000            3,626,000
    KOREAN AIR                                   349,490            4,056,198
    KT, ADR                                      180,000            3,697,200

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                              SHARES             VALUE
                                              ------             -----
COMMON STOCKS AND WARRANTS+ - CONTINUED
PACIFIC BASIN - CONTINUED
  SOUTH KOREA - CONTINUED
    LOCUS*                                            37  $               144
    POSCO                                         72,860            6,818,529
    SAMSUNG ELECTRONICS                           75,936           21,412,276
    SK TELECOM                                    47,890            8,806,906
                                                          -------------------
      TOTAL SOUTH KOREA - (COST $68,028,133)                       69,789,817
                                                          -------------------
  TAIWAN - 10.9%
    BENQ                                       1,470,000            2,109,683
    COMPAL ELECTRONICS                         1,920,000            2,135,793
    COMPEQ MANUFACTURING                       4,000,000            3,054,755
    EVA AIRWAYS                                7,178,000            3,164,939
    FORMOSA PLASTIC                            3,237,690            3,564,258
    MEDIATEK                                     409,200            3,832,565
    POLARIS SECURITIES                        10,400,000            4,046,110
    SINOPAC HOLDINGS                           9,344,597            3,918,268
    TAIWAN SEMICONDUCTOR MANUFACTURING         1,014,585            1,359,602
    TAIWAN SEMICONDUCTOR MANUFACTURING,
      ADR                                        912,450            7,135,359
                                                          -------------------
      TOTAL TAIWAN - (COST $35,116,162)                            34,321,332
                                                          -------------------
  THAILAND - 5.3%
    BANGKOK BANK*                              2,445,500            3,472,198
    NATIONAL FINANCE*                          5,400,000            2,106,891
    SIAM CEMENT PUBLIC                           169,600            4,189,588
    SIAM COMMERCIAL BANK*                      5,951,000            3,606,459
    SIAM PANICH LEASING PUBLIC                 1,000,000              888,838
    TISCO FINANCE PUBLIC*                      4,500,000            2,389,472
                                                          -------------------
      TOTAL THAILAND - (COST $15,253,238)                          16,653,446
                                                          -------------------
  OTHER AREAS - 1.4%
    COREVEST PARTNERS INTERNATIONAL*^                999            4,492,806
                                                          -------------------
      TOTAL OTHER AREAS - (COST $3,017,012)                         4,492,806
                                                          -------------------

TOTAL PACIFIC BASIN - (COST $158,790,322)                         161,444,214
                                                          -------------------

TOTAL COMMON STOCKS AND WARRANTS - (COST $303,305,244)            300,009,709
                                                          -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                              SHARES             VALUE
                                              ------             -----
PREFERRED STOCKS+ - 5.0%
LATIN AMERICA - 2.7%
  BRAZIL - 2.7%
    BANCO BRADESCO#                          581,687,500  $         1,548,706
    BANCO ITAU#                               37,275,291            1,655,765
    PETROBRAS PETROLEO BRASILRO#                 237,610            2,904,159
    TELE NORTE LESTE PARTICIPACOES               223,900            1,549,388
    TELEMIG CELULAR PARTICIPACOES            954,324,257              776,730
                                                          -------------------
      TOTAL BRAZIL - (COST $11,895,010)                             8,434,748
                                                          -------------------

TOTAL LATIN AMERICA - (COST $11,895,010)                            8,434,748
                                                          -------------------
PACIFIC BASIN - 2.3%
  THAILAND - 2.3%
    PTT PUBLIC#                                8,100,000            7,199,584
                                                          -------------------
      TOTAL THAILAND - (COST $7,169,997)                            7,199,584
                                                          -------------------

TOTAL PACIFIC BASIN - (COST $7,169,997)                             7,199,584
                                                          -------------------

TOTAL PREFERRED STOCKS - (COST $19,065,007)                        15,634,332
                                                          -------------------

                                            PRINCIPAL
                                              AMOUNT
                                              ------
SHORT TERM INVESTMENT - 0.2%
    REPURCHASE AGREEMENT WITH STATE
    STREET BANK AND TRUST, 0.850%,
    11/01/2002 (c)                        $      693,000                   693,000
                                                               -------------------

TOTAL SHORT TERM INVESTMENT - (COST $693,000)                              693,000
                                                               -------------------

TOTAL INVESTMENTS - (COST $323,063,251) - 100.7%                       316,337,041
OTHER ASSETS, LESS LIABILITIES - (0.7)%                                 (2,141,611)
                                                               -------------------
NET ASSETS - 100.0%                                            $       314,195,430
                                                               ===================

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund and the China Heartland Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) The repurchase agreement, dated 10/31/2002, due 11/1/02 in the amount of $693,016, is collateralized by United States Treasury Bonds, 7.625% due 02/15/2025 with a market value of $712,527.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Aerospace/Defense 1.2%, Air Travel 2.3%, Automobiles 2.1%, Banks 13.4%, Brewery 0.6%, Broadcasting 0.7%, Chemicals 1.1%, Computer Services 0.5%, Computers 2.3%, Construction 2.7%, Diversified 2.4%, Drugs & Health Care 2.0%, Electric Utilities 0.7%, Electronics 9.0%, Financial Services 10.4%, Food & Beverage 0.5%, Investment Companies 5.1%, Metals 1.3%, Mining 5.9%, Oil Integrated 6.9%, Oil & Gas 1.9%, Paper 0.8%, Retail Trade 1.7%, Semi-Conductor Manufacturing Equipment 2.7%, Steel 4.8%, Telecommunications 15.6% and Tobacco 1.9%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees. In aggregate, the value of these securities represented 2.62% of net assets at October 31, 2002.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                             SHARES            VALUE
                                             ------            -----
COMMON STOCKS AND CONVERTIBLE BONDS+ - 97.0%
COMMON STOCKS - 86.7%
    AEON CREDIT SERVICE                         49,100  $         1,691,793
    AIDA ENGINEERING                           374,000              743,339
    AISIN SEIKI                                 81,000            1,041,820
    ALTECH                                      72,100              276,912
    ARRK                                        34,000            1,163,198
    ARUZE                                       19,400              252,841
    ASIA SECURITIES PRINTING#                   71,000              352,788
    C&S CO                                     138,700            2,029,122
    C. UYEMURA & COMPANY                        18,000              293,097
    CAWACHI                                     13,600              941,636
    DAIFUKU                                    390,000            1,054,698
    DAIWA LOGISTICS                             95,800              296,534
    DIAMOND LEASE                               85,000            1,730,949
    DYDO DRINCO                                 29,000              422,840
    FAMILYMART                                  36,000              686,189
    FUJI HEAVY INDUSTRIES                      330,000            1,010,711
    FUJI SEAL                                   56,000            2,376,573
    FUJI SOFT ABC                               54,400              819,778
    FUJI TELEVISION NETWORK                        221            1,035,108
    FUJIMI                                      47,900              948,129
    FULLCAST                                       127              292,763
    GOODWILL GROUP                                 122              404,464
    HAKUTO                                      80,900              642,508
    HIBIYA ENGINEERING                          97,000              493,040
    HIROSE ELECTRIC                             11,000              774,162
    HIS                                         77,500            1,010,060
    HITACHI METALS                             305,000              809,921
    HOKUTO                                      39,200              678,532
    JGC                                        279,000            1,552,209
    KAWASUMI LABORATORIES                       53,000              386,389
    KONAMI SPORTS                               70,500            1,029,088
    KYOTO KIMONO YUZEN                             292              796,807
    LEOPALACE21*                               252,000            1,375,311
    MABUCHI MOTOR                                5,400              478,573
    MAEZAWA KYUSO INDUSTRIES#                   62,200              293,862
    NGK INSULATORS                             265,000            1,498,065
    NICHII GAKKAN                               14,100              700,607
    NIFCO                                       80,000              724,636
    NIPPON BROADCASTING SYSTEM                  41,000            1,152,201
    NISHIO RENT ALL*                            55,800              318,169
    NISSAN CHEMICAL INDUSTRIES                 400,000            1,456,441
    NISSHIN FUDOSAN*#                           91,500              722,967

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                             SHARES            VALUE
                                             ------            -----
COMMON STOCKS AND CONVERTIBLE BONDS+ - CONTINUED
COMMON STOCKS - CONTINUED
    NISSIN                                     235,000  $         1,713,233
    NISSIN FOOD PRODUCTS                       103,100            2,044,952
    NISSIN HEALTHCARE FOOD SERVICE              61,800            1,268,570
    NITTO DENKO                                 41,353            1,088,015
    OLYMPUS OPTICAL                            160,000            2,422,840
    ONWARD KASHIYAMA                           110,000              914,837
    OOTOYA                                      62,000              600,986
    OSAKA GAS                                  560,000            1,354,784
    RYOSAN                                      75,800              714,378
    SANTEN PHARMACEUTICAL                      146,000            1,297,487
    SANYO ELECTRIC CREDIT                       32,500              833,910
    SHOHKOH FUND & COMPANY                      12,163              927,346
    SUGI PHARMACY                               20,100              777,705
    TAC#                                       118,000            2,018,491
    TAIYO YUDEN                                 52,950              628,853
    TENMA                                       61,000              521,728
    TIS                                         79,500            1,001,157
    TODA                                       495,000              874,964
    TOMEN ELECTRONICS                           20,000              458,600
    TOPPAN FORMS                                63,500              698,285
    TOWA*                                       97,300              636,435
    TSUBAKI NAKASHIMA                           74,500              521,285
    USHIO                                      174,000            1,815,615
    WAKITA & COMPANY#                          323,000              849,827
    YOSHIMOTO KOGYO                            101,000              818,597
    YUSEN AIR & SEA SERVICE                     79,500              712,337
                                                        -------------------
TOTAL COMMON STOCKS - (COST $83,745,598)                         64,274,047
                                                        -------------------

                                               PRINCIPAL
                                                 AMOUNT
                                                 ------
CONVERTIBLE BONDS - 10.3%
    ARC LAND SAKAMOTO, 0.125%, 2/20/2004          SF 1,000,000              701,061
    CAPCOM, 0.00%, 3/31/2009 (A)                  Y374,000,000            2,837,788
    DOUTOR COFFEE, 0.00%, 9/30/2006 (A)           Y170,000,000            1,480,585
    UMC JAPAN, 0.00%, 3/26/2007 (A)               Y100,000,000              616,267
    USS, 0.00%, 9/29/2006 (A)                     Y220,000,000            1,953,325
                                                                -------------------
      TOTAL CONVERTIBLE BONDS - (COST $7,621,079)                         7,589,026
                                                                -------------------

TOTAL COMMON STOCKS AND CONVERTIBLE BONDS - (COST $91,366,677)           71,863,073
                                                                -------------------

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                               PRINCIPAL
                                                 AMOUNT                VALUE
                                                 ------                -----
SHORT TERM INVESTMENT - 0.2%
    REPURCHASE AGREEMENT WITH STATE
    STREET BANK AND TRUST, 0.85%,
    11/01/2002 (B)                        $            174,000  $           174,000
                                                                -------------------

TOTAL SHORT TERM INVESTMENT - (COST $174,000)                               174,000
                                                                -------------------

TOTAL INVESTMENTS - (COST $91,540,677) - 97.2%                           72,037,073
OTHER ASSETS, LESS LIABILITIES - 2.8%                                     2,087,232
                                                                -------------------
NET ASSETS - 100.0%                                             $        74,124,305
                                                                ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)  Zero coupon bond.
(b) The repurchase agreement, dated 10/31/2002, due 11/1/02 in the amount of $174,004, is collateralized by United States Treasury Bonds, 5.500% due 08/15/2028 with a market value of $179,138.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Apparel & Textiles 1.2%, Auto Parts 3.7%, Broadcasting 3.0%, Chemicals 5.1%, Commercial Services 6.0%, Computer Software 5.3%, Computers & Business Equipment 0.8%, Construction and Building Materials 2.3%, Diversified 4.6%, Drugs & Health Care 4.6%, Electrical Equipment 6.4%, Electronics 4.9%, Financial Services 7.0%, Food & Beverages 6.0%, Industrial Machinery 4.5%, Lease Rental Obligations 3.7%, Leisure Time 1.7%, Manufacturing 2.7%, Metals 1.1%, Plastics 3.9%, Printing 1.4%, Real Estate 1.9%, Restaurants 2.8%, Retail 2.9%, Retail Trade 5.4%, Semi-Conductor Manufacturing Equipment 0.9%, Transportation 1.4%, and Utilities 1.8%.
SF   Par denominated in Swiss francs.
Y    Par denominated in Japanese yen.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                             SHARES            VALUE
                                             ------            -----
COMMON STOCKS+ - 96.3%
  DENMARK - 9.2%
    GROUP 4 FALCK                              134,000  $         3,294,374
    ISS*                                        88,800            2,855,780
                                                        -------------------
      TOTAL DENMARK - (COST $8,493,597)                           6,150,154
                                                        -------------------
  FINLAND - 8.5%
    INSTRUMENTARIUM, SERIES B*                 108,458            2,679,725
    SAMPO                                      447,500            3,047,199
                                                        -------------------
      TOTAL FINLAND - (COST $5,422,652)                           5,726,924
                                                        -------------------
  FRANCE - 10.7%
    AUTOROUTES DU SUD DEL LA FRANCE
      (ASF)*                                   140,637            3,501,196
    IMERYS*                                     10,487            1,197,076
    VINCI*                                      45,155            2,516,944
                                                        -------------------
      TOTAL FRANCE - (COST $7,427,031)                            7,215,216
                                                        -------------------
  GERMANY - 14.4%
    CONTINENTAL*#                              233,589            3,340,485
    DEUTSCHE BOERSE#                            89,795            3,232,957
    PUMA                                        47,820            3,095,561
                                                        -------------------
      TOTAL GERMANY - (COST $9,995,660)                           9,669,003
                                                        -------------------
  ITALY - 4.9%
    AUTOGRILL*                                 368,375            3,309,349
                                                        -------------------
      TOTAL ITALY - (COST $4,043,957)                             3,309,349
                                                        -------------------
  NETHERLANDS - 4.3%
    ASM INTERNATIONAL*                         171,566            2,153,394
    VEDIOR                                     123,054              747,928
                                                        -------------------
      TOTAL NETHERLANDS - (COST $4,474,612)                       2,901,322
                                                        -------------------
  NORWAY - 6.5%
    TANDERG*                                   266,900            2,881,710
    TOMRA SYSTEMS*                             200,000            1,461,949
                                                        -------------------
      TOTAL NORWAY - (COST $3,977,960)                            4,343,659
                                                        -------------------
  PORTUGAL - 4.5%
    BRISA-AUTO ESTRADAS DE PORTUGAL*           596,666            3,036,876
                                                        -------------------
      TOTAL PORTUGAL - (COST $3,224,543)                          3,036,876
                                                        -------------------
  SPAIN - 8.5%
    ALTADIS*                                   136,882            2,888,237
    GRUPO FERROVIAL                            121,594            2,824,025
                                                        -------------------
      TOTAL SPAIN - (COST $6,009,458)                             5,712,262
                                                        -------------------
  SWEDEN - 4.3%
    VOLVO                                      190,500            2,862,011
                                                        -------------------
      TOTAL SWEDEN - (COST $3,677,940)                            2,862,011
                                                        -------------------
  SWITZERLAND - 5.4%
    LOGITECH INTERNATIONAL*                    111,600            3,657,409
                                                        -------------------
      TOTAL SWITZERLAND - (COST $4,508,878)                       3,657,409
                                                        -------------------
  UNITED KINGDOM - 15.1%
    GALLAHER GROUP                             276,000            2,709,723

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                             SHARES            VALUE
                                             ------            -----
COMMON STOCKS+ - CONTINUED
  UNITED KINGDOM - CONTINUED
    MFI FURNITURE GROUP                      1,115,000  $         2,283,507
    RANK GROUP                                 457,000            2,114,775
    WIMPEY (GEORGE)                            705,000            3,030,945
                                                        -------------------
      TOTAL UNITED KINGDOM - (COST $9,248,812)                   10,138,950
                                                        -------------------

TOTAL COMMON STOCKS - (COST $70,505,100)                         64,723,135
                                                        -------------------

                                               PRINCIPAL
                                                 AMOUNT
                                                 ------
SHORT TERM INVESTMENT - 4.1%
    REPURCHASE AGREEMENT WITH STATE
    STREET BANK AND TRUST, 0.850%,
    11/01/2002 (A)                        $          2,753,000            2,753,000
                                                                -------------------

TOTAL SHORT TERM INVESTMENT - (COST $2,753,000)                           2,753,000
                                                                -------------------

TOTAL INVESTMENTS- (COST $73,258,100) - 100.4%                           67,476,135
OTHER ASSETS, LESS LIABILITIES - (0.4)%                                    (290,770)
                                                                -------------------
NET ASSETS - 100.0%                                             $        67,185,365
                                                                ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The repurchase agreement, dated 10/31/2002, due 11/1/02 in the amount of $2,753,065, is collateralized by United States Treasury Bonds, 8.750% due 05/15/2017 with a market value of $2,810,500.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Apparel & Textiles 4.6%, Auto Parts 5.0%, Automobiles 4.3%, Building and Construction 14.2%, Business Services 6.0%, Commercial Services 4.3%, Computers & Business Equipment 5.4%, Drugs & Health Care 4.0%, Financial Services 9.3%, Household Products 3.4%, Industrial Machinery 2.2%, Leisure Time 3.2%, Restaurants 4.9%, Semi-Conductor Manufacturing Equipment 3.2%, Telecommunications Services 4.3%, Tobacco 8.3% and Turnpikes & Toll Roads 9.7%.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                              STATEMENTS OF ASSETS & LIABILITIES
                                                    OCTOBER 31, 2002 (UNAUDITED)

                                       MCBT               MCBT              MCBT              MCBT
                                OPPORTUNISTIC EAFE  GLOBAL EMERGING     JAPAN SMALL       PAN EUROPEAN
                                       FUND           MARKETS FUND     COMPANIES FUND     MID CAP FUND
                                ------------------  ----------------  ----------------  ----------------
ASSETS
  Investment in securities, at
    value                        $     67,992,760   $    316,337,041  $     72,037,073  $     67,476,135
  Cash                                        573                676                50               856
  Foreign currency, at value                3,065          3,848,704         2,861,071                59
  Receivable for investments
    sold                                        -                  -            73,417                 -
  Dividend and interest
    receivable                            100,360            293,138           238,449            37,789
  Foreign tax reclaims
    receivable                            112,531                 86                 -            10,173
  Prepaid insurance expense                 4,486             24,220             6,841               438
  Receivable due from Advisor                                                                     57,566
  Receivable due for voluntary
    reimbursement for
    investment transaction
    losses                                      -             42,391                 -                 -
                                 ----------------   ----------------  ----------------  ----------------
    TOTAL ASSETS                       68,213,775        320,546,256        75,216,901        67,583,016
                                 ----------------   ----------------  ----------------  ----------------
LIABILITIES
  Payable for investments
    purchased                                   -          5,261,160           828,102           183,180
  Management fee payable                  133,354            662,704           219,676           154,147
  Administration fee payable                4,158             15,959             6,831             3,990
  Trustees fee payable                      3,409              7,836             3,786             7,209
  Capital gains taxes accrued               5,870            249,461                 -                 -
  Accrued expenses and other
    liabilities                            77,539            153,706            34,201            49,125
                                 ----------------   ----------------  ----------------  ----------------
    TOTAL LIABILITIES                     224,330          6,350,826         1,092,596           397,651
                                 ----------------   ----------------  ----------------  ----------------
TOTAL NET ASSETS                 $     67,989,445   $    314,195,430  $     74,124,305  $     67,185,365
                                 ================   ================  ================  ================
COMPOSITION OF NET ASSETS
  Paid-in capital                $    124,287,457   $    392,925,639  $    121,155,096  $     76,780,694
  Undistributed net investment
    income/(loss)                       2,139,152          3,128,356          (690,827)          (48,565)
  Accumulated net realized
    loss on investments and
    foreign currency
    transactions                      (51,764,952)       (74,794,146)      (26,876,087)       (3,765,391)
  Net unrealized depreciation
    on investments and foreign
    currency                           (6,672,212)        (7,064,419)      (19,463,877)       (5,781,373)
                                 ----------------   ----------------  ----------------  ----------------
TOTAL NET ASSETS                 $     67,989,445   $    314,195,430  $     74,124,305  $     67,185,365
                                 ================   ================  ================  ================
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                           8,908,321         60,420,211        11,019,990         7,810,482
NET ASSET VALUE PER SHARE        $           7.63   $           5.20  $           6.73  $           8.60

Identified cost of investments   $     74,664,637   $    323,063,251  $     91,540,677  $     73,258,100
Cost of foreign currency         $          3,065   $      3,845,728  $      2,820,838  $             58

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                   SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

                                       MCBT              MCBT             MCBT            MCBT
                                OPPORTUNISTIC EAFE  GLOBAL EMERGING   JAPAN SMALL     PAN EUROPEAN
                                       FUND          MARKETS FUND    COMPANIES FUND  MID CAP FUND*
                                ------------------  ---------------  --------------  --------------
INVESTMENT INCOME
  Interest income                 $        9,816    $       60,392   $       5,841   $        7,484
  Dividend income                      1,213,470         3,686,873         321,340          263,951
  Foreign taxes withheld                (116,703)         (553,779)        (48,743)         (22,677)
                                  --------------    --------------   --------------  --------------
    TOTAL INVESTMENT INCOME            1,106,583         3,193,486         278,438          248,758
                                  --------------    --------------   --------------  --------------
EXPENSES
  Management fees                        309,235         1,526,956         464,522          247,769
  Custodian fees                         113,903           403,088          63,253           43,296
  Administration fees                     38,786           117,679          37,162           22,951
  Audit fees                              12,073            23,265           8,340           14,889
  Legal fees                               7,854            45,351             751            9,143
  Transfer agent fees                      3,062             3,593           2,379            2,916
  Trustees fees                           11,776            26,852           9,827            7,209
  Miscellaneous expenses                  21,269            33,374           6,401            8,484
                                  --------------    --------------   --------------  --------------
    TOTAL EXPENSES                       517,958         2,180,158         592,635          356,657
  Expense Fees Waived by
    Administrator                                                                            (1,768)
  Expense Reimbursement from
    Advisor                                    -                 -               -          (57,566)
                                  --------------    --------------   --------------  --------------
    Total Expenses                             -                 -               -          297,323
                                  --------------    --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)             588,625         1,013,328        (314,197)         (48,565)
                                  --------------    --------------   --------------  --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
  TRANSACTIONS
  Net realized loss on
    investments (net of
    foreign taxes paid of
    $3,707, $331,634, $0 and
    $0, respectively)                 (8,673,688)      (26,888,659)     (2,215,117)      (3,670,509)
  Net realized loss on foreign
    currency transactions               (440,047)       (1,156,147)       (501,224)         (94,882)
  Net increase from payments
    by affiliates for
    investment transaction
    losses (Note C)                            -           112,391               -                -
  Net unrealized
   appreciation/(depreciation)
    on:
    Investments (net of
      foreign taxes of $5,870,
      $29,461,
      $0 and $0, respectively)       (10,740,650)      (73,458,358)    (14,029,107)      (5,781,965)
    Foreign currency                     299,110           (98,418)        628,156              592
                                  --------------    --------------   --------------  --------------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY
  TRANSACTIONS                       (19,555,275)     (101,489,191)    (16,117,292)      (9,546,764)
                                  --------------    --------------   --------------  --------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                 $  (18,966,650)   $ (100,475,863)  $ (16,431,489)  $   (9,595,329)
                                  ==============    ==============   ==============  ==============

*    Fund commenced operations on June 6, 2002.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                  MCBT OPPORTUNISTIC                  MCBT GLOBAL EMERGING
                                       EAFE FUND                          MARKETS FUND
                          -----------------------------------  -----------------------------------
                          SIX MONTHS ENDED        YEAR         SIX MONTHS ENDED        YEAR
                          OCTOBER 31, 2002        ENDED        OCTOBER 31, 2002        ENDED
                            (UNAUDITED)      APRIL 30, 2002      (UNAUDITED)      APRIL 30, 2002
                          ----------------  -----------------  ----------------  -----------------
NET ASSETS, beginning of
  period                    $118,586,142      $201,920,742      $ 468,682,829      $115,974,462
                            ------------      ------------      -------------      ------------
DECREASE IN NET ASSETS
  FROM OPERATIONS:
  Net investment income          588,625           949,274          1,013,328         2,237,076
  Net realized loss on
    investments and
    foreign currency
    transactions              (9,113,735)      (34,306,916)       (27,932,415)       (6,786,366)
  Net unrealized
    appreciation
    (depreciation) on
    Investments and
      foreign currency
      transactions           (10,441,540)        2,917,030        (73,556,776)       64,753,477
                            ------------      ------------      -------------      ------------
  Net increase
    (decrease) in net
    assets from
    operations               (18,966,650)      (30,440,612)      (100,475,863)       60,204,187
                            ------------      ------------      -------------      ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:+
  Net investment income                -          (136,847)                 -                 -
  Net realized gains                   -                 -                  -                 -
                            ------------      ------------      -------------      ------------
  Total distributions                  -          (136,847)                 -                 -
                            ------------      ------------      -------------      ------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares              920,000         8,464,817         14,347,474       131,677,469
  Shares issued in
    conjunction with
    merger (Note G)                    -                 -                  -       161,908,411
  Reinvestment of
    distributions to
    shareholders                       -           128,345                  -                 -
  Cost of shares
    repurchased              (32,550,047)      (61,350,303)       (68,359,010)       (1,081,700)
                            ------------      ------------      -------------      ------------
  Total increase
    (decrease) in net
    assets from capital
    share transactions       (31,630,047)      (52,757,141)       (54,011,536)      292,504,180
                            ------------      ------------      -------------      ------------
NET INCREASE (DECREASE)
  IN NET ASSETS              (50,596,697)      (83,334,600)      (154,487,399)      352,708,367
                            ------------      ------------      -------------      ------------
NET ASSETS, end of
  period                    $ 67,989,445      $118,586,142      $ 314,195,430      $468,682,829
                            ============      ============      =============      ============
    Undistributed net
      investment income     $  2,139,152      $  1,550,527      $   3,128,356      $  2,115,028
                            ------------      ------------      -------------      ------------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                    111,569           903,980          2,226,000        21,855,606
  Shares issued in
    conjunction with
    merger (Note G)                    -                 -                  -        28,758,155
  Shares issued in
    reinvestment of
    distributions to
    shareholders                       -            13,756                  -                 -
  Shares repurchased          (3,692,092)       (6,497,012)       (12,051,486)         (185,000)
                            ------------      ------------      -------------      ------------
  Net share transactions      (3,580,523)       (5,579,276)        (9,825,486)       50,428,761
                            ============      ============      =============      ============

*    Fund commenced operations on June 6, 2002.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                   MCBT JAPAN SMALL            MCBT PAN EUROPEAN
                                    COMPANIES FUND               MID CAP FUND
                          -----------------------------------  -----------------
                          SIX MONTHS ENDED        YEAR         SIX MONTHS ENDED
                          OCTOBER 31, 2002        ENDED        OCTOBER 31, 2002
                            (UNAUDITED)      APRIL 30, 2002      (UNAUDITED)*
                          ----------------  -----------------  -----------------
NET ASSETS, beginning of
  period                    $ 74,107,271      $129,920,151        $         -
                            ------------      ------------        -----------
DECREASE IN NET ASSETS
  FROM OPERATIONS:
  Net investment loss           (314,197)         (604,843)           (48,565)
  Net realized loss on
    investments and
    foreign currency
    transactions              (2,716,341)      (13,452,445)        (3,765,391)
  Net unrealized
    depreciation on
    Investments and
      foreign currency
      transactions           (13,400,951)       (2,461,799)        (5,781,373)
                            ------------      ------------        -----------
  Net decrease in net
    assets from
    operations               (16,431,489)      (16,519,087)        (9,595,329)
                            ------------      ------------        -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:+
  Net investment income                -          (345,957)                 -
  Net realized gains                   -        (1,267,623)                 -
                            ------------      ------------        -----------
  Total distributions                  -        (1,613,580)                 -
                            ------------      ------------        -----------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares           33,870,846         5,406,798         77,328,764
  Reinvestment of
    distributions to
    shareholders                       -         1,593,715                  -
  Cost of shares
    repurchased              (17,422,323)      (44,680,726)          (548,070)
                            ------------      ------------        -----------
  Total increase
    (decrease) in net
    assets from capital
    share transactions        16,448,523       (37,680,213)        76,780,694
                            ------------      ------------        -----------
NET INCREASE (DECREASE)
  IN NET ASSETS                   17,034       (55,812,880)        67,185,365
                            ------------      ------------        -----------
NET ASSETS, end of
  period                    $ 74,124,305      $ 74,107,271        $67,185,365
                            ============      ============        ===========
    Overdistributed net
      investment income     $   (690,827)     $   (376,630)       $   (48,565)
                            ------------      ------------        -----------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                  3,947,800           679,176          7,864,982
  Shares issued in
    conjunction with
    merger (Note G)                    -                 -                  -
  Shares issued in
    reinvestment of
    distributions to
    shareholders                       -           218,917                  -
  Shares repurchased          (2,265,782)       (5,584,961)           (54,500)
                            ------------      ------------        -----------
  Net share transactions       1,682,018        (4,686,868)         7,810,482
                            ============      ============        ===========

*    Fund commenced operations on June 6, 2002.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                              SIX MONTHS
                                ENDED             YEAR            YEAR            YEAR            YEAR            YEAR
                           OCTOBER 31, 2002      ENDED           ENDED           ENDED           ENDED           ENDED
                             (UNAUDITED)     APRIL 30, 2002  APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998
                           ----------------  --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year         $        9.500   $       11.180  $       15.320  $       13.490  $       13.310  $       11.320
                            --------------   --------------  --------------  --------------  --------------  --------------
Net investment income                0.116            0.136           0.047           0.101           0.192           0.095
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      (1.986)          (1.806)         (3.336)          2.889           0.786           2.462
                            --------------   --------------  --------------  --------------  --------------  --------------
Total from investment
  operations                        (1.870)          (1.670)         (3.289)          2.990           0.978           2.557
                            --------------   --------------  --------------  --------------  --------------  --------------
Less distributions:+
  Net investment income              0.000           (0.010)         (0.054)         (0.226)         (0.106)         (0.153)
  Net realized gains                 0.000            0.000          (0.784)         (0.952)         (0.728)         (0.422)
  Tax return of capital              0.000            0.000          (0.013)          0.000           0.000           0.000
                            --------------   --------------  --------------  --------------  --------------  --------------
Total distributions                  0.000           (0.010)         (0.851)         (1.178)         (0.834)         (0.575)
                            --------------   --------------  --------------  --------------  --------------  --------------
Paid-in capital from
  subscription and
  redemption fees                    0.000            0.000           0.000*          0.018           0.036           0.008
                            --------------   --------------  --------------  --------------  --------------  --------------
Net asset value, end of
  year                      $        7.630   $        9.500  $       11.180  $       15.320  $       13.490  $       13.310
                            ==============   ==============  ==============  ==============  ==============  ==============
TOTAL INVESTMENT
  RETURN (1) (2)                  (19.68)%         (14.94)%        (21.93)%          21.66%           7.92%          23.33%
                            ==============   ==============  ==============  ==============  ==============  ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year     $   67,989,445   $  118,586,142  $  201,920,742  $  261,771,264  $  213,865,065  $  159,362,284
Operating expenses to
  average net assets               1.17%(3)           1.00%           0.91%           0.92%           0.96%           0.96%
Net investment income to
  average net assets               1.33%(3)           0.63%           0.32%           0.89%           0.85%           1.08%
Portfolio turnover rate                63%              75%             66%             71%             82%             63%
---------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.
*    Amount rounds to less than $0.001.

See Notes to Financials Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                              SIX MONTHS
                                ENDED              YEAR                 YEAR                  YEAR                YEAR
                           OCTOBER 31, 2002        ENDED               ENDED                 ENDED                ENDED
                             (UNAUDITED)      APRIL 30, 2002     APRIL 30, 2001(2)     APRIL 30, 2000(2)     APRIL 30, 1999
                           ----------------  -----------------  --------------------  --------------------  -----------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year        $         6.670    $        5.850      $         9.880        $        8.010      $        8.990
                           ---------------    --------------      ---------------        --------------      --------------
Net investment income                0.022             0.110                0.067                 0.030               0.081
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      (1.494)            0.710               (3.041)                1.964              (1.016)
                           ---------------    --------------      ---------------        --------------      --------------
Total from investment
  operations                        (1.472)            0.820               (2.974)                1.994              (0.935)
                           ---------------    --------------      ---------------        --------------      --------------
Less distributions: +
  Net investment income              0.000             0.000               (0.101)                0.000              (0.045)
  Net realized gains                 0.000             0.000               (0.955)               (0.124)              0.000
                           ---------------    --------------      ---------------        --------------      --------------
Total distributions                  0.000             0.000               (1.056)               (0.124)             (0.045)
                           ---------------    --------------      ---------------        --------------      --------------
Net increase from
  voluntary
  reimbursements for
  investment transaction
  losses                             0.002                --                   --                    --                  --
Paid-in capital from
  subscription and
  redemption fees                    0.000             0.000                0.000                 0.000              0.000*
                           ---------------    --------------      ---------------        --------------      --------------
Net asset value, end of
  year                     $         5.200    $        6.670      $         5.850        $        9.880      $        8.010
                           ===============    ==============      ===============        ==============      ==============
TOTAL INVESTMENT RETURN
  (1) (3)                      (22.16)%(5)            14.02%             (30.34)%                25.00%            (10.26)%
                           ===============    ==============      ===============        ==============      ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year    $   314,195,430    $  468,682,829      $   115,974,462        $  166,388,245      $  131,628,560
Operating expenses to
  average net assets               1.09%(4)            1.08%                1.05%                 1.07%               1.12%
Net investment income to
  average net assets               0.51%(4)            1.03%                0.86%                 0.32%               1.16%
Portfolio turnover rate                64%              149%                 195%                  146%                140%
-----------------------------------------------------------------------------------------------------------------------------


                                 YEAR
                                 ENDED
                            APRIL 30, 1998
                           -----------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year          $      10.020
                             -------------
Net investment income                0.004
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      (0.883)
                             -------------
Total from investment
  operations                        (0.879)
                             -------------
Less distributions: +
  Net investment income             (0.139)
  Net realized gains                (0.058)
                             -------------
Total distributions                 (0.197)
                             -------------
Net increase from
  voluntary
  reimbursements for
  investment transaction
  losses                                --
Paid-in capital from
  subscription and
  redemption fees                    0.046
                             -------------
Net asset value, end of
  year                       $       8.990
                             =============
TOTAL INVESTMENT RETURN
  (1) (3)                          (8.21)%
                             =============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year      $  99,831,879
Operating expenses to
  average net assets                 1.14%
Net investment income to
  average net assets                 0.98%
Portfolio turnover rate                89%
-------------------------

*    Amount rounds to less than $0.001.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2) The per share amounts were computed using an average number of shares outshanding during the year.
(3)  Periods less than one year are not annualized.
(4)  Annualized.
(5) The impact of voluntary reimbursements for investment transaction losses did not materially affect the total return for the six months ended
     October 31, 2002 (Note C).
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financials Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                           SIX MONTHS ENDED        YEAR               YEAR               YEAR               YEAR
                           OCTOBER 31, 2002        ENDED              ENDED              ENDED              ENDED
                             (UNAUDITED)      APRIL 30, 2002     APRIL 30, 2001     APRIL 30, 2000     APRIL 30, 1999
                           ----------------  -----------------  -----------------  -----------------  -----------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year         $        7.940     $       9.260     $       14.650     $        9.290      $       6.460
                            --------------     -------------     --------------     --------------      -------------
Net investment income
  (loss)                            (0.022)           (0.052)            (0.016)            (0.095)             0.102
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      (1.188)           (1.123)            (3.645)             5.544              2.727
                            --------------     -------------     --------------     --------------      -------------
Total from investment
  operations                        (1.210)           (1.175)            (3.661)             5.449              2.829
                            --------------     -------------     --------------     --------------      -------------
Less distributions:+
  Net investment income              0.000            (0.031)             0.000              0.000              0.000
  Net realized gains                 0.000            (0.114)            (1.729)            (0.089)             0.000
  Tax return of capital              0.000             0.000              0.000              0.000              0.000
                            --------------     -------------     --------------     --------------      -------------
Total distributions                  0.000            (0.145)            (1.729)            (0.089)             0.000
                            --------------     -------------     --------------     --------------      -------------
Paid-in capital from
  subscription and
  redemption fees                    0.000             0.000              0.000              0.000              0.001
                            --------------     -------------     --------------     --------------      -------------
Net asset value, end of
  year                      $        6.730     $       7.940     $        9.260     $       14.650      $       9.290
                            ==============     =============     ==============     ==============      =============
TOTAL INVESTMENT
  RETURN (1) (2)                  (15.24)%          (12.54)%           (24.96)%             58.55%             43.80%
                            ==============     =============     ==============     ==============      =============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year     $   74,124,305     $  74,107,271     $  129,920,151     $  149,821,497      $  81,800,071
Operating expenses to
  average net assets              1.28%(3)             1.31%              1.23%              1.21%              1.31%
Net investment income to
  average net assets            (0.68)%(3)           (0.62)%            (0.39)%            (0.57)%            (0.34)%
Portfolio turnover rate                52%               82%                55%                37%                27%
-----------------------------------------------------------------------------------------------------------------------

                                 YEAR
                                 ENDED
                            APRIL 30, 1998
                           -----------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year          $       7.720
                             -------------
Net investment income
  (loss)                            (0.005)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      (1.189)
                             -------------
Total from investment
  operations                        (1.194)
                             -------------
Less distributions:+
  Net investment income             (0.069)
  Net realized gains                 0.000
  Tax return of capital             (0.029)
                             -------------
Total distributions                 (0.098)
                             -------------
Paid-in capital from
  subscription and
  redemption fees                    0.032
                             -------------
Net asset value, end of
  year                       $       6.460
                             =============
TOTAL INVESTMENT
  RETURN (1) (2)                  (15.01)%
                             =============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year      $  57,506,372
Operating expenses to
  average net assets                 1.29%
Net investment income to
  average net assets               (0.30)%
Portfolio turnover rate                26%
-------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financials Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                      PERIOD
                                                       ENDED
                                                    10/31/2002*
                                                    (UNAUDITED)
                                                    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $    10.000
                                                    -----------
Net investment loss                                      (0.006)
Net realized and unrealized loss on investments
  and foreign currency transactions                      (1.394)
                                                    -----------
Total from investment operations                         (1.400)
                                                    -----------
Less distributions:
  Net investment income                                   0.000
  Net realized gains                                      0.000
                                                    -----------
Total distributions                                       0.000
                                                    -----------
Paid-in capital from subscription and redemption
  fees                                                    0.000
                                                    -----------
Net asset value, end of year                        $     8.600
                                                    ===========
TOTAL INVESTMENT RETURN (1) (2)                        (14.00)%
                                                    ===========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                             $67,185,365
Operating expenses net, to average net assets          1.20%(3)
Operating expenses gross, to average net assets        1.44%(3)
Net investment income to average net assets          (0.20)%(3)
Portfolio turnover rate                                     57%
---------------------------------------------------------------

*    Fund commenced operations on June 6, 2002.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financials Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") and MCBT Japan Small Companies Fund (the "Japan Small Companies Fund"), MCBT Pan European Mid Cap Fund ( the "Pan European Mid Cap Fund"), (each a "Fund" and collectively, the "Funds"). On April 5, 2000, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund, but has not commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Small Companies Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994 and June 6, 2002 respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Funds, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At October 31, 2002, none of the Funds had open forward foreign currency exchange contracts.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EQUITY LINKED SECURITIES - Each Fund, in particular, the Global Emerging Markets Fund and the Opportunistic EAFE Fund, may invest in equity-linked securities, such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities involves risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At the period ended October 31, 2002, the Global Emerging Markets Funds held equity-linked zero-strike European style call warrants, expiring June 2004, through Morgan Stanley & Co ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&CCo. an amount in U.S dollars linked to the performance of the specific equity shares of Infosys Technologies and Reliance, both of which are companies headquartered in India. The valuation of these warrants is determined by the investment adviser under the direction of the Trustees of the Funds according to established valuation procedures.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and amortized on a straight line basis over a five year period starting on each Fund's commencement of operations. For all Funds, these costs have been fully amortized.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
United States. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. Effective through September 30, 1998, there was a purchase premium for cash investments into the Global Emerging Markets Fund and the Japan Small Companies Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the respective Fund and were recorded as paid-in capital by that Fund. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2002, the following Funds have realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains:

                                              EXPIRING           EXPIRING
FUND                                       APRIL 30, 2009     APRIL 30, 2010
----                                      -----------------  -----------------
Opportunistic EAFE Fund                      $         0        $29,654,022
Global Emerging Markets Fund                  13,673,199         28,339,538
Japan Small Companies Fund                             0         14,922,935
Pan European Mid Cap Fund                            N/A                N/A

NOTE C - AGREEMENTS AND FEES
The Trust has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited. Under the Management Contract, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

FUND                                                MANAGEMENT FEE
----                                                --------------
Opportunistic EAFE Fund                                     0.70%
Global Emerging Markets Fund                                0.80%
Japan Small Companies Fund                                  1.00%
Pan European Mid Cap Fund                                   1.00%

MCBT has agreed to voluntarily limit the Pan European Mid Cap Fund's expense ratio to 1.20% of its average net assets on an annualized basis. This waiver will continue until further notice. Since it is not contractually obligated to limit the Fund's expenses, there is no guarantee that MCBT will continue to do so.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. Under the existing service level agreement to perform certain administrative services for the Trust, State Street has agreed to waive the minimum requirements of its fees for the first six months of operations for the Pan European Mid Cap Fund. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

During the period, the Investment Manager agreed to reimburse the Global Emerging Markets Fund for investment transaction losses incurred as the result of an incorrect foreign currency trade. The portion attributable to, and paid by, the Investment Manager amounted to $32,391, which was a receivable to the Fund at October 31, 2002 and was subsequently paid on November 21, 2002.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments, each Fund's purchases and sales of investments for the period ended October 31, 2002 were as follows:

FUND                                      COST OF PURCHASES  PROCEEDS FROM SALES
----                                      -----------------  -------------------
Opportunistic EAFE Fund                   $     54,128,936    $     83,479,916
Global Emerging Markets Fund                   246,040,354         289,572,106
Japan Small Companies Fund                      60,919,713          45,936,442
Pan European Mid Cap Fund                      109,456,496          34,949,629

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2002 were as follows:

                                 IDENTIFIED        GROSS UNREALIZED       NET UNREALIZED
FUND                                COST      APPRECIATION  DEPRECIATION   DEPRECIATION
----                            ------------  ------------  ------------  --------------
Opportunistic EAFE Fund         $ 74,664,637  $ 2,460,432   $ 9,132,309    $ (6,671,877)
Global Emerging Markets Fund     323,063,251   22,150,848    28,877,058      (6,726,210)
Japan Small Companies Fund        91,540,677    1,668,461    21,172,065     (19,503,604)
Pan European Mid Cap Fund         73,258,100    1,797,693     7,579,658      (5,781,965)

The net unrealized appreciation/(depreciation) on foreign currency transactions at October 31, 2002 on a federal income tax basis for each Fund was the same as for book.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2002 and the total percentage of shares of the Fund held by such shareholders:

                                          5% OR GREATER SHAREHOLDERS
                                          ---------------------------
FUND                                        NUMBER      % OF SHARES
----                                      ----------  ---------------
Opportunistic EAFE Fund                         4            58.36
Global Emerging Markets Fund                    4            81.74
Japan Small Companies Fund                      4            70.25
Pan European Mid Cap Fund                       4            73.14

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - REORGANIZATION
On December 14, 2001, the Global Emerging Markets Fund acquired all the net assets of the MCBT Asia Pacific ex Japan Fund and MCBT EMEA Fund pursuant to a plan of reorganization approved by the Funds' Trustees on November 26, 2001. The acquisition was accomplished by a taxable exchange of 21,077,745 shares of Global Emerging Markets Fund valued at $118,667,705 for the 57,886,685 shares of MCBT Asia Pacific ex Japan Fund outstanding on December 14, 2001, and 7,680,410 shares of Global Emerging Markets Fund valued at $43,240,706 for the 8,097,511 shares of MCBT EMEA Fund outstanding on December 14, 2001. The aggregate net assets of the Global Emerging Markets Fund immediately after the acquisition were $321,489,469.

                             TRUSTEES AND OFFICERS

    Information about the Fund's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Fund's Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-800-698-9016.

INTERESTED TRUSTEE

    The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to the Fund.

                                                        NUMBER OF
                                                      PORTFOLIOS IN
                                                       FUND COMPLEX
                           POSITION(S)     POSITION    OVERSEEN BY              PRINCIPAL OCCUPATIONS                  OTHER
NAME AND AGE              HELD WITH FUND  HELD SINCE     TRUSTEE              DURING PAST FIVE YEARS(1)           DIRECTORSHIPS(2)
------------              --------------  ----------  --------------  ------------------------------------------  ----------------
Timothy J.D. Hall         Trustee and        2000           3         Director of Martin Currie Management Ltd.   None
40                        President                                   (investment adviser), Martin Currie
                                                                      Services, Ltd. (investment adviser) and
                                                                      Martin Currie Global Investors Ltd.
                                                                      (investment adviser); Director and Vice
                                                                      President of Martin Currie, Inc.
                                                                      (investment adviser); Head of Client
                                                                      Services for the group of companies owned
                                                                      by Martin Currie Ltd. (the "Martin Currie
                                                                      Group") (investment adviser).

NON-INTERESTED TRUSTEES

    Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                                                        NUMBER OF
                                                      PORTFOLIOS IN
                                                       FUND COMPLEX
                           POSITION(S)     POSITION    OVERSEEN BY              PRINCIPAL OCCUPATIONS                  OTHER
NAME AND AGE              HELD WITH FUND  HELD SINCE     TRUSTEE              DURING PAST FIVE YEARS(1)           DIRECTORSHIPS(2)
------------              --------------  ----------  --------------  ------------------------------------------  ----------------
Simon D. Eccles           Trustee            1994           3         Chairman of BFS Absolute Trust PLC          None
67                                                                    (investment trust); Director of Tenten
                                                                      Digital Ltd. (digital communication).
                                                                      Formerly: Chairman and Manager, Venturi
                                                                      Investment Trust (investment trust).

Patrick R. Wilmerding     Trustee            1994           3         Self-employed investment manager; Director  None
59                                                                    of The Providence Journal (newspaper).
                                                                      Formerly: Director of Lenox Capital
                                                                      (private equity firm); Division Executive
                                                                      of The First National Bank of Boston
                                                                      (bank); and Director, Rathborne Land
                                                                      Company (real estate development company).

OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)

                                  POSITION(S)          POSITION
NAME AND AGE                    HELD WITH FUND        HELD SINCE        PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS(1)
------------               -------------------------  ----------  ------------------------------------------------------------
Colin Winchester           Vice President and            1997     Director of Finance and Administration of Martin Currie Ltd.
54                         Treasurer                              (investment adviser), Martin Currie Investment Management
                                                                  Ltd., Martin Currie Services Ltd., Martin Currie Trustees
                                                                  Ltd., Martin Currie (Bermuda) Ltd. (investment management), and Martin Currie Management Ltd.; Director of Moorgate
                                                                  Investment Management Ltd. (investment management).
                                                                  Formerly: Director of Craigengillian Estates (No. 2) Company
                                                                  Ltd. (private investment company), Little Hoblyn Holdings
                                                                  Ltd. (private investment company), and Tippet Hill
                                                                  Investment Company Ltd. (private investment company).

Julian M.C. Livingston     Vice President                1994     General Counsel, Martin Currie Inc. (investment adviser);
41                                                                Director of Martin Currie Services Ltd., Martin Currie
                                                                  (Bermuda) Ltd., Martin Currie Absolute Return Funds GP,
                                                                  China Heartland Fund (Mauritius) Ltd.*, China Heartland Fund
                                                                  Ltd.*, and the Egypt Fund Ltd. Formerly: Director of Martin
                                                                  Currie Private Clients Ltd., Indian Opportunities Fund
                                                                  (Mauritius) Ltd.*, Indian Opportunities Fund Ltd.*, Saltire
                                                                  Private Fund Managers Ltd., Near East Opportunities Fund
                                                                  Ltd.*, Taiwan American Fund Ltd.*, and Taiwan Opportunities
                                                                  Fund Ltd.*

Lorraine Mc Farlane        Clerk                         2002     Compliance Analyst, Martin Currie Ltd. (investment adviser).
39

-------------------

(1) Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.
(2) Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
  *  Alternate Directorship

                          MARTIN CURRIE BUSINESS TRUST

                                 --------------

                             TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                     Julian M.C. Livingston, VICE PRESIDENT
                           Lorraine Mc Farlane, CLERK

                              * INTERESTED TRUSTEE

                              -------------------

                               INVESTMENT MANAGER

                              Martin Currie, Inc.
                                 Saltire Court
                               20 Castle Terrace
                               Edinburgh EH1 2ES
                                    Scotland
                              011-44-131-229-5252

                                Regulated by FSC
                   Registered Investment Adviser with the SEC

                              -------------------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.